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                          VANGUARD(R) WINDSOR(TM) FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 26, 2001


WELLINGTON   MANAGEMENT  COMPANY,  LLP  NAMES  AN  ASSISTANT  PORTFOLIO  MANAGER

Effective May 1, 2001, David R. Fassnacht was named Assistant Portfolio Manager, working with Portfolio Manager Charles T. Freeman, for the portion of Vanguard Windsor Fund managed by Wellington Management Company (Wellington Management). Mr. Fassnacht, CFA and Vice President of Wellington Management, has worked in investment management since 1988 and joined Wellington Management as an analyst with Windsor Fund in 1991. He earned a bachelor of science degree at the Wharton School of the University of Pennsylvania.
     The  investment   strategy  employed  by  Wellington   Management   remains
unchanged.



(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS22 062001